Fees Summary	Feb. 15, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,875,000.00
Previously Paid Amount	1,320.49
Total Fee Amount	3,702.72
Total Offset Amount	0.00
Net Fee	$ 2,382.23